UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2013 (January 15, 2013)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25601	77-0409517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Holger Way

San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On January 16, 2013, Brocade Communications Systems, Inc. (the “Company” or “Brocade”) entered into a purchase agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several initial purchasers listed in Schedule I thereto (the “Initial Purchasers”), and certain domestic subsidiaries of the Company (the “Subsidiary Guarantors”), relating to the sale by the Company of $300,000,000 aggregate principal amount of its 4.625% Senior Notes due 2023 (the “Notes”), in a private placement to “qualified institutional buyers” in the United States defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities. The Notes Offering closed on January 22, 2013, in accordance with the terms of the Purchase Agreement. The description of the Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

The Company plans to use the net proceeds of the Notes Offering, together with cash on hand, to redeem all of the Company’s outstanding 6.625% senior secured notes due 2018 (the “2018 notes”), including the payment of accrued and unpaid interest on the 2018 notes to but excluding the date of redemption and the applicable premium and expenses associated with the redemption. On January 22, 2013, the Company called the 2018 notes for redemption with a redemption date of February 21, 2013.

Indenture

The Notes were issued pursuant to an indenture, dated as of January 22, 2013 (the “Indenture”), among the Company, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as trustee.

The Notes mature on January 15, 2023, and bear interest at a rate of 4.625% per annum, payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2013.

On or after January 15, 2018, Brocade may redeem all or a part of the Notes at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, at any time prior to January 15, 2018, Brocade may, on one or more occasions, redeem some or all of the Notes at any time at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an applicable premium as of, and accrued and unpaid interest, if any, to, the applicable redemption date. At any time prior to January 15, 2016, Brocade may also redeem up to 35% of the principal amount of the outstanding Notes, with the net cash proceeds of certain qualified equity offerings, at the redemption price set forth in Indenture, plus the payment of accrued and unpaid interest to but excluding the redemption date.

If Brocade experiences specified change of control triggering events, Brocade must offer to repurchase the Notes at a repurchase price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable repurchase date.

The Indenture contains covenants that, among other things, restrict the ability of Brocade and its subsidiaries to:

•	create certain liens and enter into sale and lease-back transactions;

•	create, assume, incur or guarantee additional indebtedness of Brocade’s subsidiaries without such subsidiary guaranteeing the Notes on a pari passu basis; and

•	consolidate or merge with, or convey, transfer or lease all or substantially all of Brocade and its subsidiaries assets, to another person.

These covenants are subject to a number of other limitations and exceptions set forth in the Indenture.

The Indenture provides for customary events of default, including, but not limited to, cross defaults to specified other debt of Brocade and its subsidiaries. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the applicable trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all of the Notes to be due and payable immediately.

The description of the Notes and the Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company and the Subsidiary Guarantors also entered into a registration rights agreement, dated January 22, 2013, with the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, if any Notes are not freely transferable by non-affiliates pursuant to Rule 144 under the Securities Act within 366 days after their original issuance, Brocade and the Subsidiary Guarantors are required to use commercially reasonable efforts to file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offer to exchange the Notes for an issue of SEC-registered notes (the “Exchange Notes”) with terms identical to the Notes (except that the Exchange Notes will not be subject to restrictions on transfer or to any increase in annual interest rate).

The description of the Registration Rights Agreements contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On January 15, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Brocade adopted the 2013 Inducement Award Plan (the “Inducement Plan”). The objective of the Inducement Plan is to provide incentives to attract, retain, and motivate eligible persons whose potential contributions are important to promote the success of the Company. The Inducement Plan will be administered by the Committee. The Committee will, subject to the terms of the Inducement Plan, have all authority to determine the recipients of Inducement Plan awards and to determine the terms and conditions of any such awards. The following briefly describes the material features of the Inducement Plan:

•

Shares Available for Grant: 2,400,000 shares of Company common stock have been reserved for issuance under the Inducement Plan, subject to adjustment for stock dividends, stock splits, or other changes in the Company’s common stock or the Company’s capital structure.

•

Eligibility. An individual is eligible to receive an award under the Inducement Plan if he or she was not previously an employee or director of the Company (or is returning to work after a bona-fide period of non-employment), and an award under the Inducement Plan is a material inducement for him or her to accept employment with the Company.

•

Types of Awards. Under the Inducement Plan, the Committee may choose to grant nonstatutory stock options, shares of restricted stock, performance shares, performance units, or stock appreciation rights to eligible individuals.

•

Terms of Options and Stock Appreciation Rights. The exercise price of all stock options and stock appreciation rights granted under the Inducement Plan will be determined by the Committee but must be at least equal to 100% of the fair market value of the covered common stock on the date of grant. The term, vesting schedule, and other conditions applicable to stock options and stock appreciation rights will be established by the Committee at the time of grant.

•

Terms of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units. These awards will become vested or earned by recipients based on employment (time-based) requirements, performance-based vesting or other conditions as the Committee may determine. Awards of restricted stock will be actual shares of outstanding Company common stock and unless otherwise determined by the Committee, will have the same voting, dividend, and other rights as other shares of common stock. Awards of restricted stock units, performance shares and performance units represent unsecured obligations on the part of the Company. No shares will be issued in respect of these awards unless and until the award vests. The awards may be settled in cash, common stock, or a combination of both, as determined by the Committee.

•

Terms of the Plan. The Inducement Plan will remain in effect for ten years unless the Board or the Committee terminates it sooner. The Board and the Committee have the authority to amend or terminate the Inducement Plan at any time and for any reason.

•

NASDAQ Compliance. The Inducement Plan is intended to comply with NASDAQ Rule 5635(c)(4), which permits the granting of equity compensation awards without shareholder approval as a material inducement to individuals entering into employment with the Company.

A copy of the Inducement Plan and the forms of Stock Option Agreement and Restricted Stock Unit Agreement under the Inducement Plan are filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01	Other Events.

On January 16, 2013, Brocade issued a press release announcing that it intended to offer, subject to market and other conditions, up to $300 million in aggregate principal amount of senior notes due 2023. A copy of the press release, titled “Brocade Announces Plans to Offer $300 Million in Senior Notes,” is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On January 16, 2013, Brocade issued a press release announcing the pricing of the Notes Offering. A copy of the press release, titled “Brocade Announces Pricing of $300 Million Senior Notes Offering,” is attached hereto as Exhibit 99.2 and incorporated by reference herein.

As previously disclosed, pursuant to the Agreement and General Release of Claims between the Company and Michael Klayko, Michael Klayko resigned as Chief Executive Officer and as a director of Brocade effective as of January 14, 2013, the date of Mr. Carney’s appointment as Chief Executive Officer. Mr. Klayko is expected to remain as an employee advisor to the Chief Executive Officer of the Company through January 26, 2013 to aid in the transition of his role.

This Current Report on Form 8-K includes forward-looking statements regarding future events. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the anticipated use of the proceeds from the offering, the potential redemption, repurchase or acceleration of payment of the Notes under certain circumstances, any statements of expectation or belief, and any statements of assumptions underlying any of the foregoing. These statements are based on current expectations on the date of this report and involve a number of significant risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the anticipated use of the proceeds from the offering. Brocade’s SEC filings identify many other risks and uncertainties. Any forward-looking statements made in this report speak only as of the date of such statement, and Brocade undertakes no obligation to update such statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 22, 2013, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the Notes.

10.1	Purchase Agreement, dated January 16, 2013, among Brocade, Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Initial Purchasers listed in Schedule I thereto, and the Subsidiary Guarantors named therein.

10.2	Registration Rights Agreement, dated as of January 22, 2013, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

10.3	2013 Inducement Award Plan

10.4	Form of Stock Option Agreement under the 2013 Inducement Award Plan

10.5	Form of Restricted Stock Unit Agreement under the 2013 Inducement Award Plan

99.1	Press Release, dated January 16, 2013, titled “Brocade Announces Plans to Offer $300 Million in Senior Notes.”

99.2	Press Release, dated January 16, 2013, titled “Brocade Announces Pricing of $300 Million Senior Notes Offering.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: January 22, 2013	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 22, 2013, by and among the Company, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the Notes.

10.1	Purchase Agreement, dated January 16, 2013, among Brocade, Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Initial Purchasers listed in Schedule I thereto, and the Subsidiary Guarantors named therein.

10.2	Registration Rights Agreement, dated as of January 22, 2013, by and among the Company, the Subsidiary Guarantors listed on the signature pages thereto and the purchasers named therein.

10.3	2013 Inducement Award Plan

10.4	Form of Stock Option Agreement under the 2013 Inducement Award Plan

10.5	Form of Restricted Stock Unit Agreement under the 2013 Inducement Award Plan

99.1	Press Release, dated January 16, 2013, titled “Brocade Announces Plans to Offer $300 Million in Senior Notes.”

99.2	Press Release, dated January 16, 2013, titled “Brocade Announces Pricing of $300 Million Senior Notes Offering.”